UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6 , 2008

MINRAD INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49635	870299034

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation		Identification No.)
50 Cobham Drive, Orchard Park, NY 14127-4121

(Address of principal executive offices)

Registrant’s telephone number, including area code: 716-855-1068

(Former name or former address, if changed since last report.)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
The Company has adopted a form of stock option agreement which may be used from time to time in granting options to acquire common stock of the Company under the Company’s 2004 Stock Option Plan. The form is attached as Exhibit 99.1.
ITEM 7.01 REGULATION FD DISCLOSURE
On May 6, 2008 the Company completed the previously announced $40.0 million private placement of senior secured convertible notes with a number of accredited institutional investors.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
SIGNATURES
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINRAD INTERNATIONAL, INC. (Registrant)
May 8, 2008	By:	/s/ WILLIAM H. BURNS, JR.
William H. Burns, Jr.
CEO

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Form of Stock Option Agreement